UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         May 21, 2003

Massey Energy Company

(Exact name of Registrant as specified in charter)

Delaware	1-7775	95-0740960

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

4 North 4th Street, Richmond, Virginia		23219

(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code         (804) 788-1800

Not applicable

(Former name or former address, if changed since last report)

Item 5. Other Events.

On May 21, 2003, Massey Energy Company (the “Company”) issued a press release, attached as Exhibit 99.1 hereto, which is incorporated herein by reference, reporting the commencement by the Company of a proposed private offering (the “Offering”) of $100 million aggregate principal amount of Convertible Senior Notes due 2023 (plus up to an additional $15 million subject to an over-allotment option).

In connection with the Offering, the Company is making available certain written information about the Company to the potential investors in the Offering. Attached hereto as Exhibit 99.2, which is incorporated herein by reference, is the text of this information.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1	Press Release issued by the Company on May 21, 2003.

99.2	Text of certain information made available to potential investors on May 22, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2003

MASSEY ENERGY COMPANY (Registrant)

By:	/s/ Thomas J. Dostart
Thomas J. Dostart Vice President, General Counsel & Secretary

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